Exhibit 10.4

BEAZER HOMES USA, INC. AND THE SUBSIDIARY GUARANTORS SIGNATORY HERETO

4-5/8% Convertible Senior Notes Due 2024

Third Supplemental Indenture

Dated as of October 26, 2007

U.S. BANK NATIONAL ASSOCIATION,
(as successor in interest to SunTrust Bank)

THIS THIRD SUPPLEMENTAL INDENTURE, dated as of October 26, 2007, by and among BEAZER HOMES USA, INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the “Company”), having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, the Subsidiary Guarantors signatory hereto, each having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, and U.S. BANK NATIONAL ASSOCIATION (as successor in interest to SunTrust Bank) a national banking association, having an office at U.S. Bank Corporate Trust Center, 180 East 5th Street, Suite 200, St. Paul, Minnesota 55101 (the “Trustee”), as Trustee under the Indenture, dated as of June 8, 2004 (the “Original Indenture”), which Original Indenture was executed and delivered by the Company to the Trustee to secure the payment of convertible senior debt securities issued or to be issued under and in accordance with the provisions of the Original Indenture, reference to which Original Indenture is hereby made, this instrument (hereinafter called the “First Supplemental Indenture”) being supplemental thereto;

RECITALS

WHEREAS, the Company, the Trustee and the Subsidiary Guarantors party hereto are parties to the Original Indenture, as amended and supplemented by the First Supplemental Indenture, dated as of February 18, 2005 (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of November 9, 2005 (the “Second Supplemental Indenture”) (the Original Indenture, as so amended, and together with this Third Supplemental Indenture, the “Indenture”), among the Company, the Trustee and the Subsidiary Guarantors signatory thereto, providing for the issuance by the Company from time to time of its unsecured debt securities to be issued in one or more series (in the Original Indenture and herein called the “Securities”);

WHEREAS, pursuant to the Original Indenture, the Company issued $180,000,000 aggregate principal amount of its 4-5/8% Convertible Senior Notes due 2024 (the “2024 Notes”);

WHEREAS, pursuant to the First Supplemental Indenture, certain additional subsidiaries of the Company became Guarantors of the 2024 Notes;

WHEREAS, pursuant to the Second Supplemental Indenture, certain additional subsidiaries of the Company became Guarantors of the 2024 Notes;

WHEREAS, as of the date of this Third Supplemental Indenture, there are $180,000,000 aggregate principal amount of 2024 Notes outstanding;

WHEREAS, the Company has commenced a solicitation of consents (the “Solicitation”) from the holders of the Securities (the “Holders”) to certain amendments to the Original Indenture as set forth in the Consent Solicitation Statement, dated as of October 15, 2007 (the “Statement”) and the Supplemental Consent Solicitation Statement, dated October 23, 2007;

WHEREAS, pursuant to the Solicitation, the Holders of at least a majority in aggregate principal amount of the Securities outstanding have consented to the amendments effected by this Third Supplemental Indenture in accordance with the provisions of Section 13.01 of the Indenture;

WHEREAS, the amendments are consistent with the action of a majority in principal amount of the Holders of the Securities as of October 26, 2007, and the amendments are made without in any way affecting the interpretation or application of any provision of the Indenture for any reason other than the matter specifically addressed herein;

WHEREAS, pursuant to Sections 13.06 and 14.04 of the Indenture, there has been delivered to the Trustee on the date hereof an Officer’s Certificate and an Opinion of Counsel certifying, among other things, that this Third Supplemental Indenture is authorized or permitted by the Indenture.

NOW THEREFORE, in consideration of the foregoing and the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

Section 1.  Definitions.  Capitalized terms used but not defined in this Third Supplemental Indenture shall have the specified meanings set forth in the Original Indenture.

Section 2.  Amendments to the Indenture.

(a)  The amendments set forth below will become effective upon the execution and delivery of this Third Supplemental Indenture by the Company, the Trustee and the Subsidiary Guarantors signatory hereto.

(b)  The Indenture is hereby amended such that, on and prior to May 15, 2008, any failure by the Company to file any SEC Reports by the applicable SEC filing deadlines or to deliver any SEC Reports to the Trustee or the Holders shall not constitute a Default or Event of Default.

        “SEC Filing Deadlines” means the applicable deadline under the Exchange Act (including any permitted extensions) on or prior to which the Company is required to file any SEC Report under the Exchange Act.

        “SEC Reports” means any reports or other information the Company would be required to file with the Commission under Section 13(a) or 15(d) of the Exchange Act or any report or other information required pursuant to Section 314 of the TIA or any related notices or reports.

Section 3.  Ratification of Indenture; Supplemental Indenture Part of Indenture.  The Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, and this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, and this Third Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 4.  Governing Law.  This Third Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the state of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 5.  Trustee Makes No Representations.  The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture. The recitals of fact contained herein shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.

Section 6.  Counterparts.  The parties may sign any number of copies of this Third Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

Section 7.  Effect of Headings.  The section headings herein are for convenience only and shall not effect the construction thereof.

Section 8.  Successors and Assigns.  All covenants and agreements in this Third Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 9.  Separability Clause.  In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.

BEAZER HOMES USA, INC.

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

SUBSIDIARY GUARANTORS:

APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER MORTGAGE CORP.
BEAZER REALTY CORP.
BEAZER REALTY, INC.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.
HOMEBUILDERS TITLE SERVICES, INC.

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

ARDEN PARK VENTURES, LLC
BEAZER HOMES MICHIGAN, LLC

By:	BEAZER HOMES CORP., its managing member

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of June 8, 2004]

BH PROCUREMENT SERVICES, LLC

By:	BEAZER HOMES TEXAS, L.P., itsmanaging member

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its general partner

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BH BUILDING PRODUCTS, LP

By:	BH PROCUREMENT SERVICES, LLC, its general partner

By:	BEAZER HOMES TEXAS, L.P., its managing member

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its general partner

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BEAZER CLARKSBURG, LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER HOMES INVESTMENTS, LLC

By:	BEAZER HOMES CORP., its managing member

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of June 8, 2004]

BEAZER SPE, LLC

By:	BEAZER HOMES HOLDINGS CORP., its member

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BEAZER HOMES INDIANA, LLP
BEAZER REALTY SERVICES, LLC
PARAGON TITLE, LLC
TRINITY HOMES, LLC

By:	BEAZER HOMES INVESTMENTS, LLC, its managing member or managing partner

By:	BEAZER HOMES CORP., its managing member

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

BEAZER HOMES TEXAS, L.P.
TEXAS LONE STAR TITLE, L.P.

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its managing partner

By:	/s/Allan P. Merrill
Name: Allan P. Merrill
Title: Executive Vice President

[Signature Page - Supplemental Indenture to Indenture, dated as of June 8, 2004]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/Charles S. Hodges
Name: Charles S. Hodges
Title: Vice President

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[Signature Page - Supplemental Indenture to Indenture, dated as of June 8, 2004]